UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2020

MYOKARDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37609	44-5500552
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Sierra Point Parkway

Brisbane, CA 94005

(Address of principal executive offices, including zip code)

(650) 741-0900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	MYOK	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 3, 2020, MyoKardia, Inc., a Delaware corporation (the “Company”), Bristol-Myers Squibb Company, a Delaware corporation (“Parent”), and Gotham Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, and upon the terms and subject to the conditions therein, Merger Sub will commence a cash tender offer (the “Offer”) to acquire all of the issued and outstanding shares of the common stock, par value $0.0001 per share, of the Company (“Common Stock”) at a price per share of $225.00, net to the seller in cash without interest (the “Offer Price”) and subject to any withholding of taxes required by applicable law. The Offer will initially remain open for 20 business days, subject to extension under certain circumstances.

Merger Sub’s obligation to accept for payment shares of Company Common Stock validly tendered pursuant to the Offer is subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, including that (i) there be validly tendered and not properly withdrawn a number of shares of Company Common Stock (but excluding shares tendered pursuant to guaranteed delivery procedures that have not yet been “received”, as defined by Section 251(h)(6) of the DGCL), together with the shares of Company Common Stock then owned by Parent or Merger Sub, representing at least one share more than 50% of the then outstanding shares of Company Common Stock; (ii) the waiting period (and extensions thereof) applicable to the transactions contemplated by the Merger Agreement under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, has expired or been terminated; (iii) there is no restraint in effect enjoining, making illegal or otherwise prohibiting consummation of the Offer and the Merger; (iv) there is no action instituted or pending by a governmental authority of competent jurisdiction seeking any judgment to prevent, prohibit or make illegal the consummation of the Offer or the Merger or otherwise to prohibit, limit, restrain or impair in any material respect Parent’s ability to own and operate a material portion of the Company’s or Parent’s assets or businesses, subject to certain exceptions; (v) the accuracy of the representations and warranties of the Company contained in the Merger Agreement, subject to customary thresholds and exceptions; (vi) the Company’s compliance in all material respects with its covenants and agreements contained in the Merger Agreement; and (vii) the absence of a Company Material Adverse Effect (as defined in the Merger Agreement).

Following the consummation of the Offer, subject to the conditions set forth in the Merger Agreement, and in accordance with the General Corporation Law of the State of Delaware (the “DGCL”), Merger Sub will merge with and into the Company, with the Company as the surviving corporation in the Merger. The Merger will be governed by Section 251(h) of the DGCL, with no stockholder vote required to consummate the Merger.

Pursuant to the Merger, each issued and outstanding share of Company Common Stock (other than (i) shares of Company Common Stock with respect to which the holders thereof have properly exercised and perfected demands for appraisal of such shares in accordance with the DGCL, (ii) shares of Company Common Stock that are owned by the Company as treasury stock, and (iii) shares of Company Common Stock then held by Parent or Merger Sub) will be converted automatically into and will thereafter represent only the right to receive $225.00 in cash, without interest.

In addition, immediately prior to the effective time of the Merger (the “Effective Time”), by virtue of the Merger and without any action on the part of any holder thereof (i) each Company stock option, whether vested or unvested, that is outstanding and unexercised immediately prior to the Effective Time will be cancelled and automatically converted into the right to receive for each share of Company Common Stock underlying such Company stock option, without interest and subject to deduction for any required withholding under applicable tax law, an amount in cash equal to the excess of the Offer Price over the per share exercise price of such Company stock option, (ii) each Company RSU award with time-based vesting that is outstanding immediately prior to the Effective Time will be cancelled and automatically converted into the right to receive for each share of Company Common Stock underlying such Company RSU award, without interest and subject to deduction for any required withholding under applicable tax law, an amount in cash equal to the Offer Price, and (iii) each Company RSU award subject to performance-based vesting that is outstanding immediately prior to the Effective Time will be cancelled and automatically converted into the right to receive for each share of Company Common Stock underlying such award, without interest and subject to deduction for any required withholding under applicable tax law, an amount in cash equal to the Offer Price, which amount will be payable on the same schedule and subject to the same vesting conditions (including any acceleration of vesting conditions) as applied to such Company RSU award immediately prior to the Effective Time.

The Merger Agreement includes customary representations, warranties and covenants of the Company, Parent and Merger Sub for a transaction of this nature, including covenants regarding the operation of the Company’s business prior to the Effective Time.

The Company has agreed to customary restrictions on its ability to solicit alternative takeover proposals from third parties and engage in discussions or negotiations with third parties regarding takeover proposals. Notwithstanding these restrictions, the Company may under certain circumstances provide information to and participate in discussions or negotiations with third parties with respect to a bona fide, unsolicited takeover proposal that the Board of Directors of the Company has determined constitutes or would reasonably be expected to result in a superior proposal (as such term is defined in the Merger Agreement), if failing to do so would be inconsistent with the Board’s fiduciary duties under applicable law.

The Merger Agreement also provides that, in connection with the termination of the Merger Agreement under specified circumstances, including termination by the Company to accept and enter into an agreement with respect to a superior proposal, the Company will be required to pay Parent a termination fee in the amount of $458 million.

The Company’s Board of Directors has unanimously (i) determined that the Agreement the transactions contemplated by the Merger Agreement are advisable, fair to and in the best interests of the Company and its stockholders, (ii) authorized and approved the execution, delivery and performance by the Company of the Merger Agreement and the consummation by the Company of the Offer and the Merger, (iii) resolved that the Merger will be effected under Section 251(h) of the DGCL and that the Merger will be consummated as soon as practicable following the closing of the Offer and (iv) resolved, subject to the terms of the Merger Agreement, to recommend that the Company’s stockholders accept the Offer and tender their shares of Company Common Stock in the Offer.

In connection with the execution of the Merger Agreement, Parent entered into a Tender and Support Agreement with Tassos Gianakakos, the Company’s Chief Executive Officer (the “Tender and Support Agreement”), under which Mr. Gianakakos agreed, among other things, to tender the shares of Company Common Stock beneficially owned by him into the Offer. The Tender and Support Agreement will terminate upon certain events, including upon any valid termination of the Merger Agreement.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to this report and incorporated herein by reference.

The Merger Agreement and the foregoing description thereof have been included to provide investors and stockholders with information regarding the terms of the Merger Agreement. They are not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Merger Agreement were made only as of specified dates for the purposes of such agreement, were solely for the benefit of the parties to such agreement and may be subject to qualifications and limitations agreed upon by such parties. In particular, in reviewing the representations, warranties and covenants contained in the Merger Agreement and discussed in the foregoing description, it is important to bear in mind that such representations, warranties and covenants were negotiated with the principal purpose of allocating risk between the parties, rather than establishing matters as facts. Such representations, warranties and covenants may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the U.S. Securities and Exchange Commission (the “SEC”), and are also qualified in important part by a confidential disclosure schedule delivered by the Company to Parent in connection with the Merger Agreement. Investors and stockholders should not rely on such representations, warranties and covenants as characterizations of the actual state of facts or circumstances described therein. Information concerning the subject matter of such representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures.

Item 8.01.	Other Information.

On October 5, 2020, the Company and Parent issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is filed herewith as Exhibit 99.1.

Additional Information about the Proposed Transaction and Where to Find It

The tender offer referred to in this document has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares, nor is it a substitute for the tender offer materials that Parent and Merger Sub will file with the SEC upon commencement of the tender offer. At the time the tender offer is commenced, Parent and Merger Sub will cause to be filed a tender offer statement on Schedule TO with the SEC, and the Company will file a solicitation/recommendation statement on Schedule 14D-9 with respect to the tender offer. THE TENDER OFFER STATEMENT (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND OTHER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT WILL CONTAIN IMPORTANT INFORMATION THAT SHOULD BE READ CAREFULLY AND CONSIDERED BY THE COMPANY’S STOCKHOLDERS BEFORE ANY DECISION IS MADE WITH RESPECT TO THE TENDER OFFER. Both the tender offer statement and the solicitation/recommendation statement will be mailed to the Company’s stockholders free of charge. A free copy of the tender offer statement and the solicitation/recommendation statement will also be made available to all stockholders of the Company by accessing www.myokardia.com or by contacting the Company’s Investor Relations contact at ir@myokardia.com. In addition, the tender offer statement and the solicitation/recommendation statement (and all other documents filed with the SEC) will be available at no charge on the SEC’s website: www.sec.gov, upon filing with the SEC.

THE COMPANY’S STOCKHOLDERS ARE ADVISED TO READ THE SCHEDULE TO AND THE SCHEDULE 14D-9, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BEFORE THEY MAKE ANY DECISION WITH RESPECT TO THE TENDER OFFER, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES THERETO.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements. Forward-looking statements relate to future events or the Company’s future financial performance. The Company generally identifies forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. These statements are only predictions. The Company has based these forward-looking statements largely on its then-current expectations and projections about future events and financial trends as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond the Company’s control. The Company’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: (i) risks associated with the timing of the closing of the Offer or the Merger, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of the proposed transactions will not occur; (ii) the outcome of any legal proceedings that may be instituted against the parties and others related to the Merger Agreement; (iii) unanticipated difficulties or expenditures relating to the proposed transactions, the response of business partners and competitors to the announcement of the proposed transactions, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed transactions; and (iv) those risks detailed in the Company’s most recent Annual Report on Form 10-K and subsequent quarterly reports filed on Form 10-Q with the SEC, as well as other documents that may be filed by the Company from time to time with the SEC. The Company cannot assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. The forward-looking statements made in this report relate only to events as of the date on which the statements are made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of October 3, 2020, by and among Bristol-Myers Squibb Company, Gotham Merger Sub Inc. and MyoKardia, Inc.

99.1	Joint Press Release issued on October 5, 2020 by Bristol-Myers Squibb Company and MyoKardia, Inc.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

*

Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934 for any schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYOKARDIA, INC.

Date: October 5, 2020	By:	/s/ Tassos Gianakakos
Tassos Gianakakos President & Chief Executive Officer